UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): April 20, 2011

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 20, 2011, The Goldfield Corporation’s (the “Company”) previously disclosed settlement agreement with the Environmental Protection Agency (“EPA”) relating to investigation and removal activities at the Newton County Mine Tailings Superfund Site located in Newton County, Missouri was finalized. Pursuant to the settlement agreement, on April 28, 2011, the Company made a cash payment to EPA of $76,630 in exchange for a covenant not to sue from EPA relating to the site, along with other protections and subject to various terms and conditions as set forth more fully in the Settlement Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1.	Settlement Agreement with the Environmental Protection Agency

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 5, 2011

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Copy of Settlement Agreement with the Environmental Protection Agency.